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                                                                      EXHIBIT 23

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 24, 1995 included in this Form 10-K into the Company's previously filed Registration Statements Files No. 33-14706, 33-39204, 33-39187, 33-32623, 33-32622, 33-40795, 33-62138, 33-62140, 33-52617,
33-56639, 33-56641 and 33-57763.


ARTHUR ANDERSEN LLP


San Francisco, California
March 8, 1995